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                                                                 EXHIBIT (99)(a)



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the quarterly report of CTS Corporation (the "Company") on Form 10-Q for the quarter ended September 29, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  October 24, 2002                         /s/ DONALD K. SCHWANZ
                                                -----------------------------
                                                      Donald K. Schwanz
                                                   Chairman of the Board &
                                                   Chief Executive Officer


                                                /s/ VINOD M. KHILNANI
                                                -----------------------------
                                                      Vinod M. Khilnani
                                                     Sr. Vice President &
                                                   Chief Financial Officer